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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                               September 30, 1999


                         BELLWETHER EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-9498                 76-0437769
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                            1331 LAMAR, SUITE 1455
                             HOUSTON, TEXAS  77010
                   (Address of principal executive offices)


                                (713) 650-1025
             (Registrant's telephone number, including area code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP'

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

         Bellwether Exploration Company made the press release attached hereto as Exhibit 99A on September 29, 1999, announcing the election of J.P. Bryan as Chairman of the Board and Chief Executive Officer, the promotion of Cliff M. West to Senior Vice President-Exploitation & Exploration and the promotion of Robert J. Bensh to Senior Vice President-Finance.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

         99A. Copy of the company's press release dated September 29, 1999.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not applicable

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exhange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BELLWETHER EXPLORATION COMPANY


                                                    /s/  J.P. BRYAN
September 30, 1999                            By:  ___________________________
                                              J.P. Bryan, Chairman and CEO

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